UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-08748

     Wanger Advisors Trust
(Exact name of registrant as specified in charter)

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

(Address of principal executive offices) (Zip code)

Ryan C. Larrenaga

c/o Columbia Management
Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

Louis Mendes

Wanger Advisors Trust

71 S Wacker Dr.

Suite 2500

Chicago, IL 60606, USA

Mary C. Moynihan

Perkins Coie LLP

700 13th Street, NW

Suite 800

Washington, DC 20005

(Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 634-9200

Date of fiscal year end:  December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2019
Wanger USA
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger USA (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger USA  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Matthew A. Litfin, CFA
Lead Portfolio Manager since 2016
Service with the Fund since 2015
Richard Watson, CFA
Co-Portfolio Manager since 2017
Service with the Fund since 2006
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years	Life
Wanger USA	05/03/95	31.10	11.79	13.33	12.00
Russell 2000 Growth Index		28.48	9.34	13.01	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.09% is stated as of the Fund’s prospectus dated May 1, 2019, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger USA | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
This graph compares the results of $10,000 invested in Wanger USA on December 31, 2009 through December 31, 2019 to the Russell 2000 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	93.5
Limited Partnerships	1.5
Money Market Funds	4.5
Securities Lending Collateral	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Consumer Discretionary	14.4
Consumer Staples	4.3
Energy	1.1
Financials	9.9
Health Care	27.8
Industrials	17.4
Information Technology	18.5
Materials	2.5
Real Estate	4.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger USA | Annual Report 2019

Manager Discussion of Fund Performance
Matthew A. Litfin, CFA
Lead Portfolio Manager
Richard Watson, CFA
Co-Portfolio Manager
Wanger USA returned 31.10% for the 12-month period ended December 31, 2019, outperforming the 28.48% return of the Fund’s primary benchmark, the Russell 2000 Growth Index.
Small-cap growth stocks, after climbing through much of the first nine months of the year, surged in the fourth quarter and helped the benchmark post its largest gain since 2013 and its fifth-best return of the past 20 years. Equities benefited from the tailwind of the U.S. Federal Reserve’s interest-rate cuts in the year’s first three calendar quarters, but the upside was capped somewhat by worries about slowing growth and the U.S.-China trade dispute. Both issues faded in the fourth quarter, setting the stage for stocks to ramp higher into year-end. In a continuation of a multi-year trend, growth stocks outpaced the broader market by a wide margin in 2019.
We were pleased that the Fund outperformed not just for the full year, but also in the fourth quarter — a time in which the type of lower quality, momentum-driven stocks we seek to avoid generally led the market’s advance. Strong individual stock selection was the primary factor helping the Fund overcome this potential headwind. Our holdings soundly outpaced the corresponding benchmark components in the industrials and information technology sectors in 2019, as well as in the financials sector. We believe our healthy performance in a potentially challenging time for stock pickers reflects the merits of our bottom-up investment process and its emphasis on fundamentals and valuations.
Our positive showing relative to the benchmark in industrials stemmed largely from an investment in the trucking company Saia, Inc. The stock lagged in the first half of the year due in part to the larger concerns about economic growth, but it rallied in the third quarter after healthy shipping trends and a favorable pricing environment contributed to a robust earnings report from Saia. Manhattan Associates, Inc. was a top performer in technology. A designer of software that enables brick-and-mortar retailers to be more competitive with their online counterparts, the company reported strong organic growth that allayed concerns about the difficult conditions for retailers. Positions in Alteryx, Inc. and CyberArk Software Ltd. also aided results in technology. Our relative performance in financials was led by an investment in Palomar Holdings, Inc., which we added to the portfolio on the stock’s initial public offering in April 2019. Shares of the earthquake insurance specialist rallied after the company reported robust results and higher new-policy volumes.
On the negative side, the Fund’s investments in the materials sector underperformed. The shortfall was primarily the result of weakness in Orion Engineered Carbons SA, which lost ground after missing earnings and issuing weaker forward guidance. Outside of materials, Kiniksa Pharmaceuticals Ltd. was among the largest detractors. The stock lagged as a result of both a poorly-timed equity offering in January and a lack of promising new drugs in its product pipeline. Care.com, a leader in the online sitter-for-hire business, was another notable detractor. The company faced a litany of issues, including execution problems, safety concerns, a failure to meet earnings expectations, and the resignation of its chief financial officer. We retained the position in Kiniksa, but we eliminated the Fund’s positions in Orion Engineered Carbons and Care.com.
The past year was characterized by an unusually positive environment, with rising investor enthusiasm driving a rally in risk assets across the globe. For our part, we prefer to focus on fundamentals rather than momentum, price action, or the market’s current mood. Sentiment can and does shift rapidly, and, when such a shift occurs, individual stocks need support from both fundamentals and valuations in order to outperform. While we are unaware of an immediate catalyst that would derail the bull market, we are also very conscious of the risk that unforeseen events could fuel volatility in the year ahead.
Our response to these circumstances has been to stay the course with respect to our bottom-up approach, but with an even greater emphasis on higher quality companies than would typically be the case. We believe this strategy can help to manage the risk of additional volatility while also providing latitude to participate if small caps’ relative performance begins to improve. This aspect of our thinking was evident across the Fund’s portfolio during the 12-month period. In the financial sector, for

Wanger USA | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
instance, we emphasized regional banks with healthy balance sheets and favorable track records through a variety of economic cycles, while leaning away from those that face potential risks, such as expansion into new regions. In the consumer space, we generally avoided companies with higher economic sensitivity and/or dependence on binary outcomes in favor of those with more stable businesses. The biotechnology sector also offered a prime example of our defensive tilt: rather than investing in companies dependent on unproven pipelines or that needed to raise cash in the capital markets, we looked to deploy funds into those with visible revenues and products that are further along in development.
As always, we maintained an emphasis on our core competency: using intensive fundamental research and a disciplined approach to identify high-quality growth companies with sustainable competitive advantages and reasonable valuations. We believe this strategy, rather than one that seeks to chase momentum, is well suited to our goal of longer term outperformance.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger USA | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger USA (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,094.90	1,019.87	5.87	5.66	1.10
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger USA | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.0%
Issuer	Shares	Value ($)
Consumer Discretionary 12.2%
Auto Components 3.0%
Dorman Products, Inc.(a) Automotive products and home hardware	86,854	6,576,585
LCI Industries Recreational vehicles and equipment	54,467	5,835,050
Visteon Corp.(a) Automotive systems, modules and components	84,462	7,313,564
Total		19,725,199
Hotels, Restaurants & Leisure 5.4%
Churchill Downs, Inc. Horse racing company, home of the Kentucky Derby	64,682	8,874,370
Dave & Buster’s Entertainment, Inc. Venues that combine dining and entertainment for adults and families	171,912	6,905,705
Extended Stay America, Inc. Hotels and motels	363,491	5,401,476
Red Rock Resorts, Inc., Class A Casino & entertainment properties	356,666	8,542,151
Wendy’s Co. (The) Fast-food restaurants	276,375	6,138,289
Total		35,861,991
Household Durables 2.1%
Helen of Troy Ltd.(a) Brand-name hair and comfort products	48,068	8,642,146
Skyline Champion Corp.(a) Factory-built housing	174,464	5,530,509
Total		14,172,655
Leisure Products 0.6%
Brunswick Corp. Consumer products serving the outdoor and indoor active recreation markets	68,841	4,129,083
Specialty Retail 1.1%
Boot Barn Holdings, Inc.(a) Western and work gear	171,410	7,632,887
Total Consumer Discretionary		81,521,815
Consumer Staples 4.1%
Beverages 0.7%
Cott Corp. Route based service provider	353,955	4,842,105
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 0.8%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	233,149	5,301,808
Food Products 0.6%
Calavo Growers, Inc. Avocados and other perishable foods	40,364	3,656,575
Household Products 1.3%
WD-40 Co. Multi-purpose lubricant products and heavy-duty hand cleaners	43,949	8,532,259
Personal Products 0.7%
Inter Parfums, Inc. Fragrances and related products	65,937	4,794,279
Total Consumer Staples		27,127,026
Energy 1.1%
Energy Equipment & Services 0.6%
Core Laboratories NV Reservoir description, production enhancement, and reservoir management services	101,083	3,807,797
Oil, Gas & Consumable Fuels 0.5%
Callon Petroleum Co.(a) Independent energy company	710,000	3,429,300
Total Energy		7,237,097
Financials 9.5%
Banks 2.9%
Bank of NT Butterfield & Son Ltd. (The) Community bank and specialized international financial services	129,685	4,800,938
Lakeland Financial Corp. Bank holding company	124,329	6,083,418
OFG Bancorp Holding company for Oriental Bank	150,500	3,553,305
Trico Bancshares Holding company for Tri Counties Bank	126,138	5,147,692
Total		19,585,353
Capital Markets 1.4%
Houlihan Lokey, Inc. Investment bank	190,449	9,307,243
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger USA | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance 1.1%
FirstCash, Inc. Owns and operates pawn stores	92,073	7,423,846
Insurance 0.6%
Palomar Holdings, Inc.(a) Insurance services	73,017	3,686,628
Thrifts & Mortgage Finance 3.5%
Merchants Bancorp Bank holding company	478,248	9,426,268
Walker & Dunlop, Inc. Commercial real estate financial services	211,532	13,681,890
Total		23,108,158
Total Financials		63,111,228
Health Care 26.6%
Biotechnology 10.5%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	140,958	6,730,744
Anika Therapeutics, Inc.(a) Integrated orthopedic medicines company	141,921	7,358,604
Argenx SE, ADR(a) Anitbody based therapies	48,857	7,842,526
Fate Therapeutics, Inc.(a) Biotechnology services	355,180	6,950,873
Immunomedics, Inc.(a) Diagnostic imaging and therapeutic products	457,720	9,685,355
Insmed, Inc.(a) Biopharmaceuticals focused on rare diseases	270,000	6,447,600
Intercept Pharmaceuticals, Inc.(a) Biopharmaceutical products	64,181	7,953,310
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	632,703	6,997,695
MacroGenics, Inc.(a) Treatments for autoimmune disorders, cancer and infectious diseases	612,240	6,661,171
Natera, Inc.(a) Preconception and prenatal genetic testing services	105,000	3,537,450
Total		70,165,328
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Equipment & Supplies 7.0%
Atrion Corp. Medical products and components	11,837	8,895,506
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	585,989	10,483,343
Penumbra, Inc.(a) Peripheral vascular & neurovascular devices	38,077	6,254,909
SI-BONE, Inc.(a) Medical devices	366,772	7,885,598
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	192,475	12,993,987
Total		46,513,343
Health Care Providers & Services 5.8%
Chemed Corp. Hospice and palliative care services	8,988	3,948,069
Corvel Corp.(a) Managed care services	17,093	1,493,245
Hanger, Inc.(a) Orthotics and prosthetics	237,658	6,561,737
HealthEquity, Inc.(a) Technology-enabled services platforms for consumers to make healthcare saving and spending decisions	177,185	13,124,093
National Research Corp., Class A Survey-based healthcare performance, analysis and tracking	127,132	8,383,084
Tivity Health, Inc.(a) Health fitness solutions	265,572	5,403,062
Total		38,913,290
Life Sciences Tools & Services 1.2%
NanoString Technologies, Inc.(a) Translational research and molecular diagnostics	283,406	7,884,355
Pharmaceuticals 2.1%
Menlo Therapeutics, Inc.(a) Clinical stage bio-pharmaceuticals	559,064	2,594,057
Optinose, Inc.(a),(b) Health care services	558,700	5,151,214
Theravance Biopharma, Inc.(a) Small molecule medicines	233,181	6,037,056
Total		13,782,327
Total Health Care		177,258,643

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 16.6%
Aerospace & Defense 1.6%
BWX Technologies, Inc. Nuclear components and fuel	172,721	10,722,520
Commercial Services & Supplies 3.6%
Brink’s Co. (The) Provides security services globally	64,663	5,863,641
Knoll, Inc. Branded office furniture products and textiles	295,051	7,452,988
Unifirst Corp. Workplace uniforms and protective clothing	54,252	10,957,819
Total		24,274,448
Construction & Engineering 1.0%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	132,767	6,618,435
Electrical Equipment 0.8%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	138,055	5,585,705
Machinery 3.2%
ITT, Inc. Engineered components & customized technology solutions	172,164	12,724,641
SPX Corp.(a) Engineered products and technologies	174,166	8,861,566
Total		21,586,207
Professional Services 2.8%
Exponent, Inc. Science and engineering consulting firm	138,760	9,575,828
ICF International, Inc. Management, technology, policy consulting, and implementation services	96,136	8,807,980
Total		18,383,808
Road & Rail 1.0%
Saia, Inc.(a) Trucking transportation	71,395	6,648,302
Trading Companies & Distributors 2.6%
Air Lease Corp. Aircraft leasing company	193,320	9,186,567
SiteOne Landscape Supply, Inc.(a) Landscape supplies	87,256	7,909,756
Total		17,096,323
Total Industrials		110,915,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 17.6%
Electronic Equipment, Instruments & Components 1.6%
Badger Meter, Inc. Flow measurement and control solutions	57,260	3,717,892
ePlus, Inc.(a) Provides IT hardware, software and services	84,100	7,088,789
Total		10,806,681
IT Services 2.2%
Endava PLC, ADR(a) IT services	205,355	9,569,543
LiveRamp Holdings, Inc.(a) Marketing technology company	112,000	5,383,840
Total		14,953,383
Semiconductors & Semiconductor Equipment 6.6%
Advanced Energy Industries, Inc.(a) Engineered precision power conversion, measurement and control solutions	162,500	11,570,000
Impinj, Inc.(a) Radio-frequency identification solutions	107,788	2,787,398
Inphi Corp.(a) Analog semiconductor solutions	99,716	7,380,978
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	48,517	5,337,355
Onto Innovation, Inc.(a) Process control solutions and inspection systems	174,492	6,375,938
Semtech Corp.(a) Analog and mixed-signal semiconductors	196,950	10,418,655
Total		43,870,324
Software 7.2%
Bill.com Holdings, Inc.(a) Infrastructure software	90,000	3,424,500
Blackline, Inc.(a) Develops and markets enterprise software	117,398	6,053,041
CyberArk Software Ltd.(a) IT security solutions	76,063	8,867,424
j2 Global, Inc. Cloud-based communications and storage messaging services	100,163	9,386,275
Manhattan Associates, Inc.(a) Information technology solutions for distribution centers	112,273	8,953,772

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger USA | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Mimecast Ltd.(a) Cloud security and risk management services for corporate information and email	80,115	3,475,388
Qualys, Inc.(a) Information technology security risk and compliance management solutions	94,373	7,867,877
Total		48,028,277
Total Information Technology		117,658,665
Materials 2.4%
Chemicals 2.4%
Ingevity Corp.(a) Specialty chemicals	78,226	6,835,388
PolyOne Corp. International polymer services company	244,878	9,009,062
Total		15,844,450
Total Materials		15,844,450
Real Estate 3.9%
Equity Real Estate Investment Trusts (REITS) 2.1%
Coresite Realty Corp. Develops, owns & operates data centers	40,366	4,525,836
UMH Properties, Inc. Real estate investment trust	617,086	9,706,762
Total		14,232,598
Real Estate Management & Development 1.8%
Colliers International Group, Inc. Commercial real estate, residential property management and property services	75,441	5,882,135
FirstService Corp. Real estate services	65,650	6,108,076
Total		11,990,211
Total Real Estate		26,222,809
Total Common Stocks (Cost: $496,165,643)		626,897,481

Limited Partnerships 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 1.5%
Hotels, Restaurants & Leisure 1.5%
Cedar Fair LP Owns and operates amusement parks	179,335	9,942,332
Total Consumer Discretionary		9,942,332
Total Limited Partnerships (Cost: $9,304,922)		9,942,332

Securities Lending Collateral 0.5%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	3,225,000	3,225,000
Total Securities Lending Collateral (Cost: $3,225,000)		3,225,000

Money Market Funds 4.6%

Columbia Short-Term Cash Fund, 1.699%(c),(e)	30,588,894	30,585,835
Total Money Market Funds (Cost: $30,585,835)		30,585,835
Total Investments in Securities (Cost $539,281,400)		670,650,648
Obligation to Return Collateral for Securities Loaned		(3,225,000)
Other Assets & Liabilities, Net		(472,226)
Net Assets		$666,953,422

Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $2,973,450.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments  (continued)
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	26,682,465	310,641,193	(306,734,764)	30,588,894	(843)	—	352,876	30,585,835
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Consumer Discretionary	81,521,815	—	—	81,521,815
Consumer Staples	27,127,026	—	—	27,127,026
Energy	7,237,097	—	—	7,237,097
Financials	63,111,228	—	—	63,111,228
Health Care	177,258,643	—	—	177,258,643
Industrials	110,915,748	—	—	110,915,748
Information Technology	117,658,665	—	—	117,658,665
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger USA | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Materials	15,844,450	—	—	15,844,450
Real Estate	26,222,809	—	—	26,222,809
Total Common Stocks	626,897,481	—	—	626,897,481
Limited Partnerships
Consumer Discretionary	9,942,332	—	—	9,942,332
Total Limited Partnerships	9,942,332	—	—	9,942,332
Securities Lending Collateral	3,225,000	—	—	3,225,000
Money Market Funds	30,585,835	—	—	30,585,835
Total Investments in Securities	670,650,648	—	—	670,650,648
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2019	13

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $508,695,565)	$640,064,813
Affiliated issuers (cost $30,585,835)	30,585,835
Receivable for:
Investments sold	822,199
Capital shares sold	1,117
Dividends	328,163
Securities lending income	2,655
Foreign tax reclaims	1,362
Prepaid expenses	18,373
Trustees’ deferred compensation plan	264,952
Total assets	672,089,469
Liabilities
Due upon return of securities on loan	3,225,000
Payable for:
Investments purchased	402,058
Capital shares purchased	1,022,055
Investment advisory fee	15,897
Service fees	101,271
Administration fees	918
Trustees’ fees	737
Compensation of chief compliance officer	1,337
Other expenses	101,822
Trustees’ deferred compensation plan	264,952
Total liabilities	5,136,047
Net assets applicable to outstanding capital stock	$666,953,422
Represented by
Paid in capital	473,991,767
Total distributable earnings (loss)	192,961,655
Total - representing net assets applicable to outstanding capital stock	$666,953,422
Shares outstanding	29,956,964
Net asset value per share	22.26
* Includes the value of securities on loan	2,973,450
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger USA | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$6,004,535
Dividends — affiliated issuers	352,876
Income from securities lending — net	40,026
Foreign taxes withheld	(53,043)
Total income	6,344,394
Expenses:
Investment advisory fee	5,600,532
Service fees	667,204
Administration fees	322,948
Trustees’ fees	70,931
Custodian fees	15,518
Printing and postage fees	138,766
Audit fees	31,340
Legal fees	139,021
Compensation of chief compliance officer	2,733
Other	45,100
Total expenses	7,034,093
Fees waived by transfer agent	(161,673)
Total net expenses	6,872,420
Net investment loss	(528,026)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	65,314,590
Investments — affiliated issuers	(843)
Net realized gain	65,313,747
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	107,201,072
Net change in unrealized appreciation (depreciation)	107,201,072
Net realized and unrealized gain	172,514,819
Net increase in net assets resulting from operations	$171,986,793
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2019	15

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment loss	$(528,026)	$(622,419)
Net realized gain	65,313,747	115,134,937
Net change in unrealized appreciation (depreciation)	107,201,072	(113,466,197)
Net increase in net assets resulting from operations	171,986,793	1,046,321
Distributions to shareholders
Net investment income and net realized gains	(115,476,309)	(161,967,932)
Total distributions to shareholders	(115,476,309)	(161,967,932)
Increase in net assets from capital stock activity	28,452,376	58,200,283
Total increase (decrease) in net assets	84,962,860	(102,721,328)
Net assets at beginning of year	581,990,562	684,711,890
Net assets at end of year	$666,953,422	$581,990,562

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	440,992	9,950,457	912,955	23,287,444
Distributions reinvested	5,823,314	115,476,309	6,526,840	161,967,932
Redemptions	(4,421,151)	(96,974,390)	(4,929,560)	(127,055,093)
Total net increase	1,843,155	28,452,376	2,510,235	58,200,283
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger USA | Annual Report 2019

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$20.70	$26.74	$26.53	$31.75	$37.71
Income from investment operations:
Net investment income (loss)	(0.02)	(0.02)	(0.02)	(0.04)	(0.12)
Net realized and unrealized gain	5.93	0.75	4.81	3.56	0.45
Total from investment operations	5.91	0.73	4.79	3.52	0.33
Less distributions to shareholders from:
Net investment income	(0.07)	(0.03)	—	—	—
Net realized gains	(4.28)	(6.74)	(4.58)	(8.74)	(6.29)
Total distributions to shareholders	(4.35)	(6.77)	(4.58)	(8.74)	(6.29)
Net asset value, end of period	$22.26	$20.70	$26.74	$26.53	$31.75
Total return	31.10%(a)	(1.46)%(a)	19.58%(a)	13.69%	(0.61)%
Ratios to average net assets
Total gross expenses(b)	1.09%	1.05%	1.03%	1.00%	1.01%
Total net expenses(b)	1.06%	1.00%	0.99%	1.00%	1.01%
Net investment loss	(0.08)%	(0.09)%	(0.08)%	(0.16)%	(0.34)%
Supplemental data
Portfolio turnover	90%	81%	96%	118%	45%
Net assets, end of period (in thousands)	$666,953	$581,991	$684,712	$664,236	$692,605

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger USA | Annual Report 2019	17

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Wanger USA (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security listed on a national securities exchange is valued at the exchange official closing price. A security traded on the over-the-counter market is valued at the mean of the latest bid and ask prices at the time of valuation. A security for which there is no reported sale on the valuation date is valued by the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
18	Wanger USA | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2019, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger USA
Securities lending transactions
Equity securities	$2,973,450	$—	$—	$—	$2,973,450
Gross amount of recognized liabilities for securities lending (collateral received)					3,225,000
Amounts due to counterparty in the event of default					$251,550
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	3,225,000
Total Liabilities	3,225,000
Total Financial and Derivative Net Assets	(3,225,000)
Financial Instruments	2,973,450
Net Amount (a)	(251,550)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger USA | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
20	Wanger USA | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%
For the year ended December 31, 2019, the effective investment advisory fee rate was 0.87% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2019, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded
Wanger USA | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Prior to July 1, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.04% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, distribution reclassifications, net operating loss reclassification, investments in partnerships, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
88,975	(76,208)	(12,767)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
22	Wanger USA | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
28,410,551	87,065,758	115,476,309	42,836,331	119,131,601	161,967,932
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
11,268,201	53,593,810	—	128,350,175
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
542,300,473	143,929,981	(15,579,806)	128,350,175
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2019, were $564,281,235 and $654,220,997, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Wanger USA | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Shareholder concentration risk
At December 31, 2019, two unaffiliated shareholders of record owned 33.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
24	Wanger USA | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger USA
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger USA (one of the Funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
Wanger USA | Annual Report 2019	25

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
13.60%	$56,336,452
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 54, Chair	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
26	Wanger USA | Annual Report 2019

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 71	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 66	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (9 series).
Eric A. Feldstein (2), 60	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, (as HCSC’s delegate), BCS Financial Corporation, 2016-2019; Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 60	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	11	None.
Charles R. Phillips, 63	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 66, Vice Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 85 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Feldstein no longer serves as a trustee of the Trust effective January 1, 2020.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Wanger USA | Annual Report 2019	27

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Fund officers
Name and age at December 31, 2019	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer	2004	Vice President – Accounting and Tax, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 56	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 49	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006.
Stephen Kusmierczak, 52	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Satoshi Matsunaga, 48	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 55	Co-President	2019	Director of International Research, CWAM, since 2015; Principal Executive Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2019; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2003-2019; portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Julian Quero, 52	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Richard Watson, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
Charles C. Young, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011; associated with CWAM or its predecessors since 1995.
28	Wanger USA | Annual Report 2019

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Wanger USA
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1466 AT (02/20)

Annual Report
December 31, 2019
Wanger Select
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger Select (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger Select  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
David L. Frank, CFA
Co-Portfolio Manager or Portfolio Manager since 2015
Service with Fund since 2002
John L. Emerson, CFA
Co-Portfolio Manager since 2019
Service with Fund since 2003
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years	Life
Wanger Select	02/01/99	29.30	10.26	10.82	10.39
Russell 2500 Growth Index		32.65	10.84	14.01	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 0.89% is stated in the Fund’s prospectus dated May 1, 2019 (as supplemented May 6, 2019), and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger Select | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
This graph compares the results of $10,000 invested in Wanger Select on December 31, 2009 through December 31, 2019 to the Russell 2500 Growth Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Portfolio breakdown (%) (at December 31, 2019)
Common Stocks	97.1
Money Market Funds	2.4
Securities Lending Collateral	0.5
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	6.0
Consumer Discretionary	10.8
Consumer Staples	2.0
Financials	10.4
Health Care	27.9
Industrials	15.3
Information Technology	24.9
Real Estate	2.7
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

4	Wanger Select | Annual Report 2019

Manager Discussion of Fund Performance
David L. Frank, CFA
Co-Portfolio Manager
John L. Emerson, CFA
Co-Portfolio Manager
Wanger Select returned 29.30% for the 12-month period ended December 31, 2019, underperforming the 32.65% return of the Fund’s primary benchmark, the Russell 2500 Growth Index.
The U.S. equity market delivered an impressive return in 2019, with growth stocks leading the way. Investors were encouraged by the accommodative shift in U.S. Federal Reserve policy, highlighted by three quarter-point interest rate cuts and, in mid-September, the beginning of a liquidity program similar to quantitative easing. Economic growth, while modest on an absolute basis, was stable enough to keep recession fears at bay. Not least, the U.S.-China trade dispute gradually moved toward an apparent resolution as the year progressed. Together, these developments helped the Fund’s primary benchmark post its largest gain since 2013 and its fourth-best return of the past 20 years.
Although the Fund lagged the primary benchmark for the year, we believe results are within expectations, given the extent to which lower quality, higher valuation stocks outperformed. Our investment strategy strives to add value by picking stocks through intensive fundamental research and disciplined valuation techniques, together with an emphasis on what we believe are high-quality growth companies with sustainable competitive advantages. We believe this approach, and not one that attempts to capture momentum in fundamentally weak companies, is appropriate for our goal of longer term outperformance.
In terms of individual stock selection, Fund holdings registered the best relative performance in the industrials and financials sectors. However, the benefit was offset by weaker showings in the information technology, consumer discretionary, materials, and consumer staples sectors.
The Fund’s underperformance relative to the benchmark in technology was partially the result of a position in New Relic, Inc., a developer of software that helps companies ensure that their own software is running properly. The company underperformed after reporting weaker-than-expected new business growth and lowering its revenue guidance, prompting us to sell its stock from the portfolio. GoDaddy, Inc. and Cognex Corp. also played a role in the Fund’s relative underperformance in technology, but the shortfall was offset to some extent by positions in Cadence Design Systems, Inc. and MKS Instruments, Inc.
Wayfair, Inc. was the largest detractor in the consumer discretionary sector. The home-furnishings retailer missed earnings expectations in October due to higher costs associated with its investments in future growth, and it reduced its forward revenue guidance. Dorman Products, Inc., a leading supplier of automotive replacement parts and hardware to the auto and heavy-vehicle aftermarkets, also lost ground after reporting disappointing profits and offering a lackluster outlook. On the plus side, Bright Horizons Family Solutions, Inc., a provider of child care and early education for employers and families, was a key contributor in the consumer discretionary sector. We established the position on the belief that investors are underappreciating the durability and stability of the company’s business model, as well as its potential runway for growth through the additions of new child-care centers and higher margin offerings. The company announced better-than-expected earnings and raised its guidance, providing a lift to its stock price.
Orion Engineered Carbons SA, which manufactures a product used to provide pigmentation in a number of industrial products, was the key detractor in the materials sector. The stock declined in the middle part of the year, as weaker automotive production in China weighed on the demand.
On the positive side, the Fund’s outperformance in the industrials sector was partially the result of an investment in Gardner Denver Holdings, Inc. The company provides flow-control and compression equipment to diversified industrial, energy and medical end companies. Its management has executed a multi-year plan that has transformed the company into a data-driven organization focused on shareholder returns. We sold the position during the year, as we saw limited upside following the company’s announcement of a merger with Ingersoll Rand’s industrial business. Air Lease Corp. and Atkore International Group, Inc. also outpaced the return of the broader industrials sector in the benchmark.

Wanger Select | Annual Report 2019	5

Manager Discussion of Fund Performance  (continued)
Ares Management Corp., a leader in the alternative-investing space for clients, such as university endowments and pension funds, was the leading contributor to the Fund’s absolute returns in both the financial sector and the Fund as a whole. The company benefited from strong asset inflows, and its decision to change its tax status to a C Corporation in 2018 attracted a larger shareholder base.
Masimo Corp., a provider of monitors that measure blood oxygen content more accurately than existing methods, was also a key contributor. Solid execution and increased demand for its innovative monitors from major health systems led to accelerating revenue growth, boosting its stock price.
The broader U.S. equity market staged a sizable rally in 2019, but the majority of the advance came from rising valuations rather than increasing earnings. This could translate to higher volatility in the year ahead. Still, we note that small-cap stocks have not benefited from the same valuation expansion that has boosted returns in the large-cap space. The Russell 2000 Index, a broad-based measure of the performance of small-cap stocks, had a three-year average annual return of 8.59% as of December 31, 2019, more than six percentage points behind the 15.05% gain for the large-cap Russell 1000 Index in the same interval. We view this as an indication that the small-cap space is still an attractive area for individual stock selection. We believe our investment philosophy, which favors companies with higher quality, structural growth is well suited for this environment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies. Foreign investments subject the Fund to risks, including political, economic, market, social and other risks, within a particular country, as well as to potential currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Wanger Select | Annual Report 2019

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger Select (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,107.10	1,020.84	4.89	4.69	0.91
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
Wanger Select | Annual Report 2019	7

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.9%
Issuer	Shares	Value ($)
Communication Services 5.9%
Entertainment 5.9%
Madison Square Garden Co. (The), Class A(a) Sports, entertainment and media	8,963	2,636,825
Zynga, Inc., Class A(a) Social gaming company	698,709	4,276,099
Total		6,912,924
Total Communication Services		6,912,924
Consumer Discretionary 10.7%
Hotels, Restaurants & Leisure 2.1%
Extended Stay America, Inc. Hotels and motels	162,500	2,414,750
Internet & Direct Marketing Retail 2.5%
Wayfair, Inc., Class A(a) Retails household goods online	31,678	2,862,741
Specialty Retail 6.1%
Five Below, Inc.(a) Specialty value retailer	36,005	4,603,599
Ulta Beauty, Inc.(a) Chain of beauty stores	10,146	2,568,359
Total		7,171,958
Total Consumer Discretionary		12,449,449
Consumer Staples 2.0%
Food & Staples Retailing 2.0%
BJ’s Wholesale Club Holdings, Inc.(a) Warehouse club	101,000	2,296,740
Total Consumer Staples		2,296,740
Financials 10.3%
Banks 3.9%
SVB Financial Group(a) Holding company for Silicon Valley Bank	18,319	4,598,802
Capital Markets 3.4%
Ares Management Corp., Class A Asset management firm	110,577	3,946,493
Thrifts & Mortgage Finance 3.0%
Walker & Dunlop, Inc. Commercial real estate financial services	53,577	3,465,360
Total Financials		12,010,655
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 27.6%
Biotechnology 5.9%
Agios Pharmaceuticals, Inc.(a) Therapeutics in the field of cancer metabolism	33,687	1,608,554
Fate Therapeutics, Inc.(a) Biotechnology services	68,100	1,332,717
Kiniksa Pharmaceuticals Ltd., Class A(a) Clinical-stage biopharmaceutical company	50,557	559,161
Seattle Genetics, Inc.(a) Monoclonal antibody-based drugs to treat cancer and related diseases	29,358	3,354,445
Total		6,854,877
Health Care Equipment & Supplies 9.7%
AxoGen, Inc.(a) Technologies for peripheral nerve reconstruction and regeneration	151,779	2,715,326
Masimo Corp.(a) Medical signal processing and sensor technology for non-invasive monitoring of physiological parameters	32,280	5,102,177
Tactile Systems Technology, Inc.(a) Technology for treating lymphedema, chronic swelling & venous ulcers	52,916	3,572,359
Total		11,389,862
Health Care Providers & Services 7.9%
Chemed Corp. Hospice and palliative care services	10,805	4,746,204
Encompass Health Corp. Inpatient rehabilitative healthcare services	63,909	4,426,977
Total		9,173,181
Life Sciences Tools & Services 2.8%
Pra Health Sciences, Inc.(a) Global contract research organization	29,736	3,305,156
Pharmaceuticals 1.3%
Optinose, Inc.(a),(b) Health care services	164,138	1,513,352
Total Health Care		32,236,428
Industrials 15.1%
Construction & Engineering 2.1%
Comfort Systems U.S.A., Inc. Heating, ventilation and air conditioning systems	48,408	2,413,139
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Wanger Select | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 3.0%
Atkore International Group, Inc.(a) Metal products and electrical raceway solutions	88,460	3,579,092
Machinery 6.9%
ITT, Inc. Engineered components & customized technology solutions	41,951	3,100,598
SPX Corp.(a) Engineered products and technologies	96,801	4,925,235
Total		8,025,833
Trading Companies & Distributors 3.1%
Air Lease Corp. Aircraft leasing company	75,430	3,584,433
Total Industrials		17,602,497
Information Technology 24.6%
Electronic Equipment, Instruments & Components 2.2%
Cognex Corp. Machine vision systems	45,068	2,525,611
IT Services 8.2%
Gartner, Inc.(a) Research and analysis on computer hardware, software, communications, and information technology	18,955	2,920,966
GoDaddy, Inc., Class A(a) Cloud-based web platform for small businesses, web design professionals and individuals	61,427	4,172,122
LiveRamp Holdings, Inc.(a) Marketing technology company	51,878	2,493,775
Total		9,586,863
Semiconductors & Semiconductor Equipment 3.3%
MKS Instruments, Inc. Instruments and components used to control and analyze gases in semiconductor manufacturing	35,526	3,908,215
Software 10.9%
Alteryx, Inc., Class A(a) Data storage, retrieval, management, reporting, and analytics solutions	38,863	3,889,020
Cadence Design Systems, Inc.(a) Software technology, design and consulting services and technology	60,463	4,193,714
Qualys, Inc.(a) Information technology security risk and compliance management solutions	55,574	4,633,204
Total		12,715,938
Total Information Technology		28,736,627
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 2.7%
Equity Real Estate Investment Trusts (REITS) 2.7%
UMH Properties, Inc. Real estate investment trust	200,053	3,146,834
Total Real Estate		3,146,834
Total Common Stocks (Cost: $94,521,240)		115,392,154

Securities Lending Collateral 0.5%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(c),(d)	567,000	567,000
Total Securities Lending Collateral (Cost: $567,000)		567,000

Money Market Funds 2.4%

Columbia Short-Term Cash Fund, 1.699%(c),(e)	2,808,523	2,808,242
Total Money Market Funds (Cost: $2,808,242)		2,808,242
Total Investments in Securities (Cost $97,896,482)		118,767,396
Obligation to Return Collateral for Securities Loaned		(567,000)
Other Assets & Liabilities, Net		(1,521,113)
Net Assets		$116,679,283

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Notes to Portfolio of Investments
(a)	Non-income producing security.
(b)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $522,774.
(c)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(d)	Investment made with cash collateral received from securities lending activity.
(e)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	3,395,951	76,361,723	(76,949,151)	2,808,523	(170)	—	56,063	2,808,242
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	6,912,924	—	—	6,912,924
Consumer Discretionary	12,449,449	—	—	12,449,449
Consumer Staples	2,296,740	—	—	2,296,740
Financials	12,010,655	—	—	12,010,655
Health Care	32,236,428	—	—	32,236,428
Industrials	17,602,497	—	—	17,602,497
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger Select | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Information Technology	28,736,627	—	—	28,736,627
Real Estate	3,146,834	—	—	3,146,834
Total Common Stocks	115,392,154	—	—	115,392,154
Securities Lending Collateral	567,000	—	—	567,000
Money Market Funds	2,808,242	—	—	2,808,242
Total Investments in Securities	118,767,396	—	—	118,767,396
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2019	11

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $95,088,240)	$115,959,154
Affiliated issuers (cost $2,808,242)	2,808,242
Receivable for:
Investments sold	4,167,999
Capital shares sold	19,620
Dividends	32,960
Securities lending income	803
Prepaid expenses	3,215
Total assets	122,991,993
Liabilities
Due to custodian	300
Due upon return of securities on loan	567,000
Payable for:
Investments purchased	5,546,103
Capital shares purchased	44,211
Investment advisory fee	1,920
Service fees	38,978
Administration fees	160
Trustees’ fees	60,796
Compensation of chief compliance officer	236
Other expenses	53,006
Total liabilities	6,312,710
Net assets applicable to outstanding capital stock	$116,679,283
Represented by
Paid in capital	83,294,082
Total distributable earnings (loss)	33,385,201
Total - representing net assets applicable to outstanding capital stock	$116,679,283
Shares outstanding	6,378,796
Net asset value per share	18.29
* Includes the value of securities on loan	522,774
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger Select | Annual Report 2019

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$783,869
Dividends — affiliated issuers	56,063
Income from securities lending — net	4,886
Foreign taxes withheld	(4,872)
Total income	839,946
Expenses:
Investment advisory fee	909,350
Service fees	199,026
Administration fees	56,834
Trustees’ fees	25,532
Custodian fees	6,612
Printing and postage fees	42,179
Audit fees	31,340
Legal fees	24,507
Compensation of chief compliance officer	484
Other	11,872
Total expenses	1,307,736
Fees waived by transfer agent	(79,684)
Advisory fee waiver	(227,337)
Total net expenses	1,000,715
Net investment loss	(160,769)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	12,991,415
Investments — affiliated issuers	(170)
Net realized gain	12,991,245
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	16,185,697
Net change in unrealized appreciation (depreciation)	16,185,697
Net realized and unrealized gain	29,176,942
Net increase in net assets resulting from operations	$29,016,173
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2019	13

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income (loss)	$(160,769)	$465,355
Net realized gain	12,991,245	14,719,330
Net change in unrealized appreciation (depreciation)	16,185,697	(29,878,533)
Net increase (decrease) in net assets resulting from operations	29,016,173	(14,693,848)
Distributions to shareholders
Net investment income and net realized gains	(15,116,774)	(15,240,367)
Total distributions to shareholders	(15,116,774)	(15,240,367)
Decrease in net assets from capital stock activity	(3,688,845)	(4,810,029)
Total increase (decrease) in net assets	10,210,554	(34,744,244)
Net assets at beginning of year	106,468,729	141,212,973
Net assets at end of year	$116,679,283	$106,468,729

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	103,393	1,824,654	252,736	5,232,746
Distributions reinvested	934,288	15,116,774	739,801	15,240,367
Redemptions	(1,181,971)	(20,630,273)	(1,243,911)	(25,283,142)
Total net decrease	(144,290)	(3,688,845)	(251,374)	(4,810,029)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger Select | Annual Report 2019

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$16.32	$20.84	$19.10	$24.18	$32.99
Income from investment operations:
Net investment income (loss)	(0.02)	0.07	0.04	0.03	(0.02)
Net realized and unrealized gain (loss)	4.48	(2.15)	4.62	2.48	0.69
Total from investment operations	4.46	(2.08)	4.66	2.51	0.67
Less distributions to shareholders from:
Net investment income	(0.02)	(0.04)	(0.03)	(0.03)	(0.00)(a)
Net realized gains	(2.47)	(2.40)	(2.89)	(7.56)	(9.48)
Total distributions to shareholders	(2.49)	(2.44)	(2.92)	(7.59)	(9.48)
Net asset value, end of period	$18.29	$16.32	$20.84	$19.10	$24.18
Total return	29.30%(b)	(12.41)%(b)	26.67%(b)	13.31%(b)	0.26%(b)
Ratios to average net assets
Total gross expenses(c)	1.15%	1.10%	1.05%	0.93%(d)	0.98%
Total net expenses(c)	0.88%	0.78%	0.77%	0.73%(d)	0.85%
Net investment income (loss)	(0.14)%	0.34%	0.19%	0.17%	(0.06)%
Supplemental data
Portfolio turnover	152%	66%	52%	93%	59%
Net assets, end of period (in thousands)	$116,679	$106,469	$141,213	$125,500	$135,841

Notes to Financial Highlights
(a)	Rounds to zero.
(b)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger Select | Annual Report 2019	15

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Wanger Select (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security listed on a national securities exchange is valued at the exchange official closing price. A security traded on the over-the-counter market is valued at the mean of the latest bid and ask prices at the time of valuation. A security for which there is no reported sale on the valuation date is valued by the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
16	Wanger Select | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2019, is included in the Statement of Operations.
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger Select
Securities lending transactions
Equity securities	$522,774	$—	$—	$—	$522,774
Gross amount of recognized liabilities for securities lending (collateral received)					567,000
Amounts due to counterparty in the event of default					$44,226
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	567,000
Total Liabilities	567,000
Total Financial and Derivative Net Assets	(567,000)
Financial Instruments	522,774
Net Amount (a)	(44,226)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Wanger Select | Annual Report 2019	17

Notes to Financial Statements  (continued)
December 31, 2019
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
18	Wanger Select | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $500 million	0.80%
$500 million and over	0.78%
Through April 30, 2020, CWAM has contractually agreed to waive 0.20% of the advisory fee otherwise payable to it by the Fund. When determining whether the Fund’s total expenses exceed the contractual expense cap described below, the Fund’s net advisory fee, reflecting application of the 0.20% waiver, will be used to calculate the Fund’s total expenses. This arrangement may only be modified or amended with approval from the Fund and CWAM.
For the year ended December 31, 2019, the effective investment advisory fee rate, net of fee waivers, was 0.60% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2019, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all
Wanger Select | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Effective July 1, 2019 through April 30, 2020, the Transfer Agent has contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund does not exceed 0.14% of the Fund’s average daily net assets. This agreement may be terminated at the sole discretion of the Board of Trustees. Through June 30, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.07% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, re-characterization of distributions for investments, distribution reclassifications, investments in partnerships, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
515,938	(515,934)	(4)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
20	Wanger Select | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
2,097,499	13,019,275	15,116,774	3,605,848	11,634,519	15,240,367
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
839,490	12,203,259	—	20,403,122
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
98,364,274	21,729,542	(1,326,420)	20,403,122
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2019, were $168,688,053 and $185,352,305, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Wanger Select | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
Note 7. Significant risks
Health care sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including, government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Information technology sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the information technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Shareholder concentration risk
At December 31, 2019, two unaffiliated shareholders of record owned 89.0% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
22	Wanger Select | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Wanger Select | Annual Report 2019	23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger Select
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger Select (one of the Funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
24	Wanger Select | Annual Report 2019

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend
43.34%	$12,829,201
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
Independent trustees
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 54, Chair	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Wanger Select | Annual Report 2019	25

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Independent trustees  (continued)
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Maureen M. Culhane, 71	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 66	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (9 series).
Eric A. Feldstein (2), 60	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, (as HCSC’s delegate), BCS Financial Corporation, 2016-2019; Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 60	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	11	None.
Charles R. Phillips, 63	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 66, Vice Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 85 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
(2)	Mr. Feldstein no longer serves as a trustee of the Trust effective January 1, 2020.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
26	Wanger Select | Annual Report 2019

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Fund officers
Name and age at December 31, 2019	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer	2004	Vice President – Accounting and Tax, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 56	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 49	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006.
Stephen Kusmierczak, 52	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Satoshi Matsunaga, 48	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 55	Co-President	2019	Director of International Research, CWAM, since 2015; Principal Executive Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2019; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2003-2019; portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Julian Quero, 52	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Richard Watson, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
Charles C. Young, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011; associated with CWAM or its predecessors since 1995.
Wanger Select | Annual Report 2019	27

Wanger Select
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1461 AT (02/20)

Annual Report
December 31, 2019
Wanger International
Managed by Columbia Wanger Asset Management, LLC
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
Not FDIC Insured • No bank guarantee • May lose value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Wanger International (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Fund’s Form N-Q and Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Wanger Asset Management, LLC (Investment Manager)
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
888.4.WANGER
(888.492.6437)
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Wanger International  |  Annual Report 2019

Fund at a Glance
Investment objective
The Fund seeks long-term capital appreciation.
Portfolio management
Louis J. Mendes, CFA
Co-Portfolio Manager since 2005
Service with Fund since 2001
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager since 2017
Service with Fund since 2011
Average annual total returns (%) (for the period ended December 31, 2019)
	Inception	1 Year	5 Years	10 Years	Life
Wanger International	05/03/95	29.99	7.01	7.85	11.51
MSCI ACWI ex USA Small Cap Growth Index (Net)		24.61	7.64	7.27	-
MSCI ACWI ex USA Small Cap Index (Net)		22.42	7.04	6.92	-
Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment manager and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For most recent month-end performance updates, please visit columbiathreadneedleus.com/investor/.
Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
The Fund’s annual operating expense ratio of 1.23% is stated as of the Fund’s prospectus dated May 1, 2019, and differences in expense ratios disclosed elsewhere in this report may result from the reflection of fee waivers and/or expense reimbursements as well as different time periods used in calculating the ratios.
All results shown assume reinvestment of distributions.
Effective May 1, 2019, the MSCI ACWI ex USA Small Cap Growth Index (Net) became the Fund’s primary benchmark; prior to May 1, 2019 this index was the Fund’s secondary benchmark. Also effective May 1, 2019, the MSCI ACWI ex USA Small Cap Index (Net) became the Fund’s secondary benchmark; prior to May 1, 2019, this index was the Fund’s primary benchmark. The Investment Manager switched the Fund’s primary and secondary benchmarks because the Investment Manager believes that the Fund’s portfolio more closely aligns with the MSCI ACWI ex USA Small Cap Growth Index (Net). The Investment Manager believes that the MSCI ACWI ex USA Small Cap Index (Net) continues to provide a meaningful additional basis for comparing the Fund’s performance because the Fund’s portfolio will generally be closely aligned with the index from an investment style perspective.
The MSCI ACWI ex USA Small Cap Growth Index (Net) captures small cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries.
The MSCI ACWI ex USA Small Cap Index (Net) captures small-cap representation across 22 of 23 developed market countries (excluding the United States) and 26 emerging markets countries.
Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.
Wanger International | Annual Report 2019	3

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (December 31, 2009 — December 31, 2019)
This graph compares the results of $10,000 invested in Wanger International on December 31, 2009 through December 31, 2019 to the MSCI ACWI ex USA Small Cap Growth Index (Net) and the MSCI ACWI ex USA Small Cap Index (Net) with dividends and capital gains reinvested. Although the indexes are provided for use in assessing the Fund’s performance, the Fund’s holdings may differ significantly from those in an index. Performance numbers reflect all Fund expenses but do not include any fees and expenses imposed under your variable annuity contract or life insurance policy or qualified pension or retirement plan. If performance numbers included the effect of these additional charges, they would be lower.
Equity sector breakdown (%) (at December 31, 2019)
Communication Services	6.8
Consumer Discretionary	13.9
Consumer Staples	5.7
Energy	1.8
Financials	11.8
Health Care	9.4
Industrials	22.3
Information Technology	15.1
Materials	6.4
Real Estate	6.8
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4	Wanger International | Annual Report 2019

Fund at a Glance   (continued)
Country breakdown (%) (at December 31, 2019)
Australia	4.3
Belgium	0.7
Brazil	2.1
Cambodia	0.9
Canada	3.2
China	0.8
Cyprus	0.3
Denmark	2.2
France	2.3
Germany	6.8
Hong Kong	2.3
India	1.6
Indonesia	1.1
Ireland	1.2
Italy	4.2
Japan	21.6
Malta	0.6
Mexico	1.2
Netherlands	2.5
New Zealand	1.3
Philippines	0.5
Poland	0.8
Russian Federation	0.9
Singapore	1.5
South Africa	1.0
South Korea	3.1
Spain	0.9
Sweden	7.8
Switzerland	2.4
Taiwan	4.3
Thailand	0.6
United Kingdom	10.5
United States(a)	4.5
Total	100.0

(a)	Includes investments in Money Market Funds.
Country breakdown is based primarily on issuer’s place of organization/incorporation. Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Wanger International | Annual Report 2019	5

Manager Discussion of Fund Performance
Louis J. Mendes, CFA
Co-Portfolio Manager
Tae Han (Simon) Kim, CFA
Co-Portfolio Manager
Wanger International returned 29.99% for the 12-month period ended December 31, 2019, outperforming the 24.61% return of the Fund’s primary benchmark, the MSCI ACWI ex USA Small Cap Growth Index (Net). The Fund’s secondary benchmark, the MSCI ACWI ex USA Small Cap Index (Net), ended the 12-month period with a return of 22.42%.
International equities produced strong absolute returns in 2019. Although global economic growth and corporate earnings were relatively subdued, the shift toward more accommodative monetary policies by the U.S. Federal Reserve and other major central banks lifted sentiment. The fourth quarter was a particularly favorable time for the markets, as investors reacted positively to progress on U.S.-China trade talks and the increased clarity on Brexit that followed the U.K. elections in December.
We believe the Fund’s robust results reflect our emphasis on individual stock selection. Our goal is to derive the majority of the Fund’s return from the performance of the stock picks made by our analyst team. We, therefore, strive to neutralize the effect of regional and sector weightings, and we generally do not try to adjust the portfolio in anticipation of political or economic events. This process worked well during the 12-month period, as the Fund’s holdings outpaced the corresponding benchmark components in five of the six major geographic regions, led by Europe and Asia ex-Japan. At the sector level, we produced the best results in industrials, information technology and financials. On the other end of the spectrum, consumer staples was one of our weakest sectors in 2019.
The Fund’s position in Varta AG was a key source of outperformance in the industrials sector. The company has aggressively consolidated the market for zinc air micro-batteries over the past five years, and now has a leading global share of this growing market. The stock performed well after the company reported strong results, raised its guidance, and demonstrated progress on its plan to increase capacity to meet rising demand. Sweco AB, a Swedish engineering consultancy company, also delivered strong results for the Fund in the industrials sector.
Within information technology, SimCorp A/S, a Denmark-based provider of enterprise-resource planning systems for asset managers, was a leading contributor to performance. The company has benefited from rising demand for its software at a time in which money managers face increased regulatory demands and the need to reduce the cost of back-office functions. Nemetschek SE — a German provider of software systems for the design, construction and management of buildings and real estate — was also a notable contributor. The company’s shares rallied on the combination of positive results and the company’s evolution from design-only software to the build-and-manage segments of the market.
U.K.-based Intermediate Capital Group PLC, an asset manager that focuses on private debt, was the top contributor to absolute returns in financials. The company’s assets under management rose as pension funds and other long-term investors increased their allocations to the private debt markets. Intermediate Capital has used its strong market position to take advantage of the rapid growth in this area.
On the negative side, Kindred Group PLC, a leading European online gaming operator, was the largest detractor in the consumer discretionary sector and the Fund as a whole. Contrary to our expectations, the new Swedish gaming law has shrunk, not expanded, the country’s online gaming market. Bettors have balked at the new restrictions and sharply curtailed their play with licensed operators such as Kindred. While we believed that Kindred would be a key beneficiary of new regulation due to its status as the most compliant and ethical operator in the industry, this expectation was proved wrong.
Costa Group Holdings Ltd. — Australia’s leading producer of fresh produce — also lost ground after weaker-than-expected guidance led to a sharp downturn in the stock early in the year, and we closed the position. We view this as an illustration of our willingness to sell an underperforming position if we find that our investment thesis is no longer valid.

6	Wanger International | Annual Report 2019

Manager Discussion of Fund Performance  (continued)
We continue to manage the Fund with a tilt toward the smaller end of the small- to mid-cap range. We believe there is more growth in this segment of the market, and that there are greater opportunities to find mispricings at the individual stock level. Research coverage in the small-cap space is already relatively low, and it is shrinking further as asset managers seek to cut costs. We therefore see smaller companies as the area in which we have the widest latitude to put our bottom-up stock selection process to work.
The year ahead may well bring higher risk than we witnessed in 2019, but we believe our emphasis on maintaining a balanced approach and avoiding large, directional “bets” means that we can continue delivering positive results for the Fund even if the investment backdrop becomes more challenging.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. International investing involves certain risks and volatility due to potential political, economic or currency instabilities and different, potentially less stringent, financial and accounting standards than those generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Investments in small- and mid-cap companies involve risks and volatility and possible illiquidity greater than investments in larger, more established companies.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific securities should not be construed as a recommendation or investment advice.
Wanger International | Annual Report 2019	7

Understanding Your Fund’s Expenses
(Unaudited)
As a shareholder, you incur three types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include investment advisory fees and other expenses for Wanger International (the Fund). Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity and/or variable life insurance product. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The actual and hypothetical information in the table below is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
July 1, 2019 — December 31, 2019
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,111.40	1,019.16	6.67	6.38	1.24
Expenses paid during the period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund’s most recent fiscal half-year and divided by 365.
Had the investment manager and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced. See Note 3 to the Financial Statements.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company’s separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.
8	Wanger International | Annual Report 2019

Portfolio of Investments
December 31, 2019
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 97.5%
Issuer	Shares	Value ($)
Australia 4.3%
carsales.com Ltd. Automotive & related industry websites	488,748	5,699,673
Cleanaway Waste Management Ltd. Waste management services	1,891,318	2,669,433
Evolution Mining Ltd. Gold exploration	1,422,725	3,782,222
National Storage REIT Owns self storage facilities	3,157,343	4,065,083
Star Entertainment Group Ltd. (The) Casinos and hotels	1,341,405	4,327,377
Total		20,543,788
Belgium 0.7%
Melexis NV Advanced integrated semiconductors, sensor ICs, and programmable sensor IC systems	42,818	3,229,879
Brazil 2.1%
Sul America SA Full service insurance company	357,100	5,319,172
TOTVS SA Software solutions	298,700	4,793,070
Total		10,112,242
Cambodia 1.0%
NagaCorp Ltd. Leisure and tourism company	2,617,000	4,570,574
Canada 3.2%
AG Growth International, Inc. Manufacturer of Augers & Grain Handling Equipment	70,302	2,514,208
CES Energy Solutions Corp.(a) Oil and natural gas industry	1,072,832	1,924,992
Osisko Gold Royalties Ltd. Precious metal royalty and stream company	205,350	1,995,701
Parex Resources, Inc.(b) Oil and gas exploration and production	156,590	2,912,209
Pason Systems, Inc. Rental oilfield instrumentation systems	57,910	584,652
Seven Generations Energy Ltd.(b) Oil and gas resources	460,839	3,005,896
Winpak Ltd. Packaging materials and machines for the protection of perishables	62,632	2,265,951
Total		15,203,609
Common Stocks (continued)
Issuer	Shares	Value ($)
China 0.8%
Minth Group Ltd. Exterior automobile body parts	666,000	2,351,699
Xiabuxiabu Catering Management China Holdings Co., Ltd.(a),(b) Chain of restaurants in China	1,223,000	1,601,415
Total		3,953,114
Cyprus 0.3%
TCS Group Holding PLC, GDR(c) Online retail financial services	60,862	1,308,533
Denmark 2.2%
SimCorp AS Global provider of highly specialised software for the investment management industry	91,267	10,377,711
France 2.3%
Akka Technologies(a) High-technology engineering consulting services	102,036	7,526,801
Robertet SA Liquid flavorings, perfumes and associated natural aromatic ingredients	3,248	3,362,749
Total		10,889,550
Germany 6.9%
Corestate Capital Holding SA(a),(b) Real estate investment company	80,411	3,382,388
Deutsche Beteiligungs AG Private equity company, investing in domestic medium-sized companies	55,596	2,460,182
Eckert & Ziegler Strahlen- und Medizintechnik AG Equipment for the pharmaceutical industry	16,584	3,522,469
Hypoport AG(b) Technology service provider	14,688	5,181,604
Stroeer SE & Co. KGaA Digital multi-channel media company	54,458	4,387,463
Varta AG(b) Manufactures and markets a wide range of industrial, commercial and miniaturized batteries	68,746	9,319,687
Washtec AG Car, truck and railroad car washing systems	73,746	4,442,112
Total		32,695,905
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2019	9

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Hong Kong 2.3%
ASM Pacific Technology Ltd. Machines, tools & materials used in the semiconductor industry	223,900	3,107,815
Stella International Holdings Ltd. Footwear products	1,638,500	2,628,396
Value Partners Group Ltd. Independent, value oriented asset management group	2,853,000	1,758,562
Vitasoy International Holdings Ltd. Food and beverages	1,020,000	3,700,169
Total		11,194,942
India 1.6%
Cholamandalam Investment and Finance Co., Ltd. Financial services provider	567,882	2,430,902
PI Industries Ltd. Agricultural and fine chemicals and polymers	108,571	2,199,312
Zee Entertainment Enterprises Ltd. Hindi films, serials, game shows and children’s programs	764,632	3,130,166
Total		7,760,380
Indonesia 1.1%
PT Link Net Tbk High-speed internet connection through fiber optic lines	7,362,500	2,100,162
PT Tower Bersama Infrastructure Tbk Telecommunication infrastructure services to Indonesian wireless carriers	35,175,500	3,114,219
Total		5,214,381
Ireland 1.2%
UDG Healthcare PLC Commercialisation solutions for health care companies	541,842	5,793,088
Italy 4.3%
Amplifon SpA Hearing aids	119,289	3,433,049
Carel Industries SpA Control solutions for HVAC and humidification systems	374,971	5,829,585
Freni Brembo SpA Braking systems and components	423,958	5,263,719
Industria Macchine Automatiche SpA Packaging machinery for the food, pharmaceuticals, and cosmetics industries	80,914	5,819,239
Total		20,345,592
Common Stocks (continued)
Issuer	Shares	Value ($)
Japan 21.8%
Aeon Credit Service Co., Ltd. Credit card company	123,500	1,945,943
Aeon Mall Co., Ltd. Large-scale shopping malls	303,200	5,378,019
Aica Kogyo Co., Ltd. Manufactures adhesives, melamine boards, and housing materials	68,700	2,266,936
Aruhi Corp.(a) Finance services	123,100	2,527,641
Azbil Corp. Provides measurement and control technologies	141,028	3,972,154
CyberAgent, Inc. Operates websites, internet advertising agency and creates PC and mobile contents	167,300	5,828,027
Daiseki Co., Ltd. Waste Disposal & Recycling	95,900	2,759,019
Fuji Oil Holdings, Inc. Specialty vegetable oils and fats	159,200	4,282,375
Fuso Chemical Co., Ltd. Manufactures fruit acid and its salts	148,900	4,400,556
Glory Ltd. Vending machines, coin-operated lockers, money handling machines, and data processing terminals	117,600	3,553,760
Invesco Office J-REIT, Inc. Commercial and office buildings	13,562	2,809,203
KH Neochem Co., Ltd. Manufactures and sells petroleum chemical products	213,200	4,546,095
Koei Tecmo Holdings Co., Ltd. Video game software	99,200	2,590,059
Mandom Corp. Cosmetic products for men and women	169,300	4,628,299
Milbon Co., Ltd. Hair Products for Salons	62,900	3,566,623
Miura Co., Ltd. Industrial boilers and related equipment	92,600	3,199,576
Nihon Unisys Ltd. Computers and peripheral equipment	82,100	2,575,395
NSD Co., Ltd. Computer software development	270,600	4,455,763
Persol Holdings Co., Ltd. Human resource solutions	111,800	2,095,261
SCSK Corp. IT services	44,600	2,312,705
Seiren Co., Ltd. Advertising services	502,700	7,226,192

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Wanger International | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Seria Co., Ltd. Operates 100 yen chain stores	139,500	3,800,472
Sohgo Security Services Co., Ltd. Around the clock security services	41,600	2,251,597
Solasto Corp. Medical related contract services	474,700	5,553,167
TechnoPro Holdings, Inc. Medical & electronic design and IT & software development	51,700	3,608,198
Ushio, Inc. Lamps and optical equipment	181,300	2,688,327
Valqua Ltd. Rubber, fiber and resin products	225,600	5,403,682
Yokogawa Electric Corp. Information technology solutions	188,200	3,304,995
Total		103,530,039
Malta 0.6%
Kindred Group PLC Online gambling services	466,979	2,859,803
Mexico 1.2%
Corporación Inmobiliaria Vesta SAB de CV Real estate owner, developer and asset administrator	1,554,600	2,805,392
Qualitas Controladora SAB de CV Insurance holding company	661,266	2,785,309
Total		5,590,701
Netherlands 2.5%
Aalberts NV Industrial services and flow control systems	81,833	3,683,128
Argenx SE, ADR(b) Anitbody based therapies	26,438	4,243,828
IMCD NV Specialty chemicals and food ingredients	46,105	4,036,817
Total		11,963,773
New Zealand 1.3%
Restaurant Brands New Zealand Ltd.(b) Fast food restaurant chains	642,198	6,030,970
Philippines 0.5%
Security Bank Corp. Financial products & services	605,130	2,328,153
Poland 0.8%
KRUK SA Debt collection services	91,718	4,049,333
Common Stocks (continued)
Issuer	Shares	Value ($)
Russian Federation 0.9%
TCS Group Holding PLC, GDR Online retail financial services	203,962	4,385,183
Singapore 1.6%
Mapletree Commercial Trust Singapore-focused real estate investment trust	4,182,207	7,437,024
South Africa 1.0%
Clicks Group Ltd. Owns and operates chains of retail stores	160,000	2,931,201
PSG Group Ltd. Diversified financial services	124,542	2,082,162
Total		5,013,363
South Korea 3.1%
DoubleUGames Co., Ltd.(b) Online and mobile games	73,849	3,173,371
Koh Young Technology, Inc.(b) 3D measurement and inspection equipment for testing various machineries	70,817	6,453,302
Korea Investment Holdings Co., Ltd.(b) Financial holding company	83,973	5,244,238
Total		14,870,911
Spain 0.9%
Befesa SA Waste recycling services	96,442	4,099,895
Sweden 7.9%
AddTech AB, Class B High-tech industrial components and systems	185,151	5,989,607
Dometic Group AB Transportation climate control and convenience products	519,069	5,235,511
Dustin Group AB IT products and related services	436,170	3,499,568
Sectra AB, Class B(b) Medical and communication systems	117,693	4,943,972
Sweco AB, Class B Consulting company specializing in engineering, environmental technology, and architecture	332,766	12,829,043
Trelleborg AB, Class B Manufactures and distributes industrial products	279,979	5,040,159
Total		37,537,860

The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2019	11

Portfolio of Investments  (continued)
December 31, 2019
Common Stocks (continued)
Issuer	Shares	Value ($)
Switzerland 2.4%
Belimo Holding AG, Registered Shares Manufactures heating, ventilation and air conditioning equipment	537	4,044,978
Inficon Holding AG Vacuum instruments used to monitor and control production processes	5,059	4,017,195
Kardex AG Storage, warehouse and materials handling systems	20,503	3,453,182
Total		11,515,355
Taiwan 4.3%
Basso Industry Corp. Pneumatic nailers and staplers	857,000	1,406,175
Getac Technology Corp. Laptops	1,434,000	2,236,111
Grape King Bio Ltd. Beverages, nutrition, pharmaceuticals, syrups and hair care products	329,000	2,140,400
Parade Technologies Ltd. Fabless semiconductor company	186,000	3,823,415
Silergy Corp. High performance analog integrated circuits	45,000	1,432,814
Sinbon Electronics Co., Ltd. Cable, connectors & modems	981,000	4,055,241
Voltronic Power Technology Corp. Uninterruptible power supply products, inverters, multiple surface mounted devices and other power products	224,564	5,360,691
Total		20,454,847
Thailand 0.7%
Muangthai Capital PCL, Foreign Registered Shares Commercial lending company	1,471,800	3,128,053
United Kingdom 10.6%
Abcam PLC Research-grade antibodies via an online catalog	215,250	3,854,824
Dechra Pharmaceuticals PLC International veterinary pharmaceuticals	207,506	7,978,610
Genus PLC Cattle breeding and agricultural consultancy services	105,250	4,433,194
Intermediate Capital Group PLC Private equity firm	353,755	7,545,220
Common Stocks (continued)
Issuer	Shares	Value ($)
Rightmove PLC Website that lists properties across Britain	547,558	4,594,641
Safestore Holdings PLC Self storage facilities	548,820	5,859,353
Spectris PLC Products for electronic control and process instrumentation sectors	107,708	4,150,812
Vivo Energy PLC Petroleum products	1,019,773	1,669,578
WH Smith PLC Retails books, magazines, newspapers, and periodicals	253,361	8,731,780
Zotefoams PLC Cross-linked polyethylene block foams	277,104	1,633,381
Total		50,451,393
United States 1.1%
Inter Parfums, Inc. Fragrances and related products	72,904	5,300,850
Total Common Stocks (Cost: $347,891,334)		463,740,794

Securities Lending Collateral 1.2%
	Shares	Value ($)
Dreyfus Government Cash Management Fund, Instutional Shares, 1.512%(d),(e)	5,523,367	5,523,367
Total Securities Lending Collateral (Cost: $5,523,367)		5,523,367

Money Market Funds 2.3%

Columbia Short-Term Cash Fund, 1.699%(d),(f)	10,894,163	10,893,073
Total Money Market Funds (Cost: $10,893,073)		10,893,073
Total Investments in Securities (Cost: $364,307,774)		480,157,234
Obligation to Return Collateral for Securities Loaned		(5,523,367)
Other Assets & Liabilities, Net		927,731
Net Assets		$475,561,598

At December 31, 2019, securities and/or cash totaling $400,800 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Wanger International | Annual Report 2019

Portfolio of Investments  (continued)
December 31, 2019
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
MSCI EAFE Index Future	70	03/2020	USD	7,127,750	19,728	—
MSCI Emerging Markets Index	33	03/2020	USD	1,848,330	18,018	—
Total					37,746	—
Notes to Portfolio of Investments
(a)	All or a portion of this security was on loan at December 31, 2019. The total market value of securities on loan at December 31, 2019 was $5,245,625.
(b)	Non-income producing security.
(c)	Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At December 31, 2019, the total value of these securities amounted to $1,308,533, which represents 0.28% of total net assets.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2019.
(e)	Investment made with cash collateral received from securities lending activity.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2019 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividend — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 1.699%
	10,107,748	122,838,976	(122,052,561)	10,894,163	117	—	203,497	10,893,073
Abbreviation Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
Currency Legend
USD	US Dollar
Fair value measurements
Various inputs are used in determining the value of the Fund’s investments, following the input prioritization hierarchy established by accounting principles generally accepted in the United States of America (GAAP). These inputs are summarized in the three broad levels listed below:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)
■	Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management’s own assumptions about the factors market participants would use in pricing an investment)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose net asset values are published each day and exchange traded foreign equities that are not typically statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are traded in the European region or Asia Pacific region time zones which are typically statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by Columbia Wanger Asset Management’s Valuation Committee (the Committee) that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Committee that relies on significant unobservable inputs.
The Committee is responsible for applying the Wanger Advisors Trust Portfolio Pricing Policy and the Columbia Wanger Asset Management pricing procedures (the Policies), which are approved by and subject to the oversight of the Board of Trustees.
The Committee meets as necessary, and no less frequently than quarterly, to determine fair values for securities for which market quotations are not readily available or for which Columbia Wanger Asset Management believes that available market quotations are unreliable. The Committee also reviews the continuing appropriateness of the Policies. In circumstances where a security has been fair valued, the Committee will also review the continuing appropriateness of the current value of the security. The Policies address, among other things: circumstances under which market quotations will be deemed readily available; selection of third party pricing vendors; appropriate pricing methodologies; events that
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2019	13

Portfolio of Investments  (continued)
December 31, 2019
Fair value measurements  (continued)
require fair valuation and fair value techniques; circumstances under which securities will be deemed to pose a potential for stale pricing, including when securities are illiquid, restricted, or in default; and certain delegations of authority to determine fair values to the Fund’s investment manager. The Committee may also meet to discuss additional valuation matters, which may include review of back-testing results, review of time-sensitive information or approval of other valuation related actions, and to review the appropriateness of the Policies.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2019:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Australia	—	20,543,788	—	20,543,788
Belgium	—	3,229,879	—	3,229,879
Brazil	10,112,242	—	—	10,112,242
Cambodia	—	4,570,574	—	4,570,574
Canada	15,203,609	—	—	15,203,609
China	—	3,953,114	—	3,953,114
Cyprus	—	1,308,533	—	1,308,533
Denmark	—	10,377,711	—	10,377,711
France	—	10,889,550	—	10,889,550
Germany	—	32,695,905	—	32,695,905
Hong Kong	—	11,194,942	—	11,194,942
India	—	7,760,380	—	7,760,380
Indonesia	—	5,214,381	—	5,214,381
Ireland	—	5,793,088	—	5,793,088
Italy	—	20,345,592	—	20,345,592
Japan	—	103,530,039	—	103,530,039
Malta	—	2,859,803	—	2,859,803
Mexico	5,590,701	—	—	5,590,701
Netherlands	4,243,828	7,719,945	—	11,963,773
New Zealand	—	6,030,970	—	6,030,970
Philippines	—	2,328,153	—	2,328,153
Poland	—	4,049,333	—	4,049,333
Russian Federation	—	4,385,183	—	4,385,183
Singapore	—	7,437,024	—	7,437,024
South Africa	—	5,013,363	—	5,013,363
South Korea	—	14,870,911	—	14,870,911
Spain	—	4,099,895	—	4,099,895
Sweden	—	37,537,860	—	37,537,860
Switzerland	—	11,515,355	—	11,515,355
Taiwan	—	20,454,847	—	20,454,847
Thailand	—	3,128,053	—	3,128,053
United Kingdom	—	50,451,393	—	50,451,393
United States	5,300,850	—	—	5,300,850
Total Common Stocks	40,451,230	423,289,564	—	463,740,794
Securities Lending Collateral	5,523,367	—	—	5,523,367
Money Market Funds	10,893,073	—	—	10,893,073
Total Investments in Securities	56,867,670	423,289,564	—	480,157,234
Investments in Derivatives
Asset
Futures Contracts	37,746	—	—	37,746
Total	56,905,416	423,289,564	—	480,194,980
The Fund’s assets assigned to the Level 2 input category are generally valued using a market approach, in which a security’s value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sale price on the foreign exchange or market on which they trade. The Fund may use a statistical fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Wanger International | Annual Report 2019

Statement of Assets and Liabilities
December 31, 2019
Assets
Investments in securities, at value*
Unaffiliated issuers (cost $353,414,701)	$469,264,161
Affiliated issuers (cost $10,893,073)	10,893,073
Cash	5,667
Foreign currency (cost $5,653)	5,648
Margin deposits on:
Futures contracts	400,800
Receivable for:
Investments sold	397,131
Capital shares sold	129
Dividends	541,097
Securities lending income	39,743
Foreign tax reclaims	543,628
Variation margin for futures contracts	40,815
Prepaid expenses	12,941
Trustees’ deferred compensation plan	258,019
Total assets	482,402,852
Liabilities
Due upon return of securities on loan	5,523,367
Payable for:
Investments purchased	98,012
Capital shares purchased	689,280
Investment advisory fee	12,524
Service fees	69,656
Administration fees	654
Trustees’ fees	489
Compensation of chief compliance officer	932
Other expenses	188,321
Trustees’ deferred compensation plan	258,019
Total liabilities	6,841,254
Net assets applicable to outstanding capital stock	$475,561,598
Represented by
Paid in capital	345,789,347
Total distributable earnings (loss)	129,772,251
Total - representing net assets applicable to outstanding capital stock	$475,561,598
Shares outstanding	18,292,871
Net asset value per share	26.00
* Includes the value of securities on loan	5,245,625
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2019	15

Statement of Operations
Year Ended December 31, 2019
Net investment income
Income:
Dividends — unaffiliated issuers	$10,548,795
Dividends — affiliated issuers	203,497
Income from securities lending — net	168,525
Foreign taxes withheld	(905,384)
Total income	10,015,433
Expenses:
Investment advisory fee	4,353,252
Service fees	463,951
Administration fees	226,569
Trustees’ fees	49,210
Custodian fees	129,943
Printing and postage fees	153,977
Audit fees	67,555
Legal fees	97,073
Compensation of chief compliance officer	1,890
Other	30,087
Total expenses	5,573,507
Fees waived by transfer agent	(128,826)
Total net expenses	5,444,681
Net investment income	4,570,752
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	15,882,052
Investments — affiliated issuers	117
Foreign currency translations	(66,812)
Futures contracts	(114,489)
Net realized gain	15,700,868
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	98,412,313
Foreign currency translations	363
Futures contracts	37,746
Net change in unrealized appreciation (depreciation)	98,450,422
Net realized and unrealized gain	114,151,290
Net increase in net assets resulting from operations	$118,722,042
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Wanger International | Annual Report 2019

Statement of Changes in Net Assets
	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations
Net investment income	$4,570,752	$5,509,775
Net realized gain	15,700,868	42,430,610
Net change in unrealized appreciation (depreciation)	98,450,422	(140,751,833)
Net increase (decrease) in net assets resulting from operations	118,722,042	(92,811,448)
Distributions to shareholders
Net investment income and net realized gains	(45,173,034)	(71,062,256)
Total distributions to shareholders	(45,173,034)	(71,062,256)
Increase (decrease) in net assets from capital stock activity	(24,346,877)	12,145,365
Total increase (decrease) in net assets	49,202,131	(151,728,339)
Net assets at beginning of year	426,359,467	578,087,806
Net assets at end of year	$475,561,598	$426,359,467

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Subscriptions	208,640	4,991,862	504,907	13,396,267
Distributions reinvested	1,957,373	45,173,034	2,539,748	71,062,256
Redemptions	(3,076,078)	(74,511,773)	(2,583,573)	(72,313,158)
Total net increase (decrease)	(910,065)	(24,346,877)	461,082	12,145,365
The accompanying Notes to Financial Statements are an integral part of this statement.
Wanger International | Annual Report 2019	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Year Ended December 31,
	2019	2018	2017	2016	2015
Per share data
Net asset value, beginning of period	$22.20	$30.84	$23.64	$26.32	$29.07
Income from investment operations:
Net investment income	0.24	0.29	0.25	0.31	0.31
Net realized and unrealized gain (loss)	6.08	(4.93)	7.49	(0.56)	(0.09)
Total from investment operations	6.32	(4.64)	7.74	(0.25)	0.22
Less distributions to shareholders from:
Net investment income	(0.20)	(0.60)	(0.34)	(0.29)	(0.41)
Net realized gains	(2.32)	(3.40)	(0.20)	(2.14)	(2.57)
Total distributions to shareholders	(2.52)	(4.00)	(0.54)	(2.43)	(2.98)
Proceeds from regulatory settlements	—	—	—	—	0.01
Net asset value, end of period	$26.00	$22.20	$30.84	$23.64	$26.32
Total return	29.99%(a)	(17.70)%(a)	32.91%(a)	(1.41)%	0.10%(b)
Ratios to average net assets
Total gross expenses(c)	1.23%	1.19%	1.16%	1.08%(d)	1.12%
Total net expenses(c)	1.20%	1.13%	1.12%	1.08%(d)	1.12%
Net investment income	1.01%	1.03%	0.92%	1.23%	1.11%
Supplemental data
Portfolio turnover	42%	47%	55%	56%	53%
Net assets, end of period (in thousands)	$475,562	$426,359	$578,088	$494,795	$586,629

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(c)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests, if any. Such indirect expenses are not included in the Fund’s reported expense ratios.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05%. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Wanger International | Annual Report 2019

Notes to Financial Statements
December 31, 2019
Note 1. Organization
Wanger International (the Fund), a series of Wanger Advisors Trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding participating variable annuity contracts and variable life insurance policies and may also be offered directly to certain qualified pension and retirement plans.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security listed on a national securities exchange is valued at the exchange official closing price. A security traded on the over-the-counter market is valued at the mean of the latest bid and ask prices at the time of valuation. A security for which there is no reported sale on the valuation date is valued by the mean of the latest bid and ask quotations.
Foreign equity securities are generally valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In situations where foreign markets are closed, where a significant event has occurred after the foreign exchange closes but before the time at which the Fund’s share price is calculated, and in the event of significant movement in the trigger index for the statistical fair valuation process established by the Board of Trustees, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees. Under the policy, the Fund may use an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a fair value, that value may be different from the last quoted market price for the security.
Short-term investments maturing in 60 days or less are primarily valued at amortized cost, which approximates market value.
Fund share valuation
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.
Wanger International | Annual Report 2019	19

Notes to Financial Statements  (continued)
December 31, 2019
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
20	Wanger International | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Wanger International | Annual Report 2019	21

Notes to Financial Statements  (continued)
December 31, 2019
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2019:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	37,746*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	(114,489)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	37,746
The following table is a summary of the average outstanding volume by derivative instrument for the year ended December 31, 2019:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	3,075,185

*	Based on the ending quarterly outstanding amounts for the year ended December 31, 2019.
Securities lending
The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers, banks or other institutional borrowers of securities that the Fund’s securities lending agent has determined are credit worthy under guidelines established by the Board of Trustees, to earn additional income. The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund typically invests the cash collateral in the Dreyfus Government Cash Management Fund, a third-party institutional government money market fund in accordance with investment guidelines contained in the securities lending agreement and approved by the Board of Trustees. The income earned from the securities lending program is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending, the Fund’s lending agent, and borrower rebates. The Fund’s investment manager, Columbia Wanger Asset Management, LLC (the Investment Manager or CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned by the Fund as of December 31, 2019, is included in the Statement of Operations.
22	Wanger International | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
The following table indicates the total amount of securities loaned by type, reconciled to gross liability payable upon return of the securities loaned by the Fund as of December 31, 2019:
	Overnight and continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Wanger International
Securities lending transactions
Equity securities	$5,245,625	$—	$—	$—	$5,245,625
Gross amount of recognized liabilities for securities lending (collateral received)					5,523,367
Amounts due to counterparty in the event of default					$277,742
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2019:
Goldman Sachs ($)
Liabilities
Collateral on Securities Loaned	5,523,367
Total Liabilities	5,523,367
Total Financial and Derivative Net Assets	(5,523,367)
Financial Instruments	5,245,625
Net Amount (a)	(277,742)

(a)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions and investment income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, exchange traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital may be made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.
Wanger International | Annual Report 2019	23

Notes to Financial Statements  (continued)
December 31, 2019
Federal income tax status
The Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, intends to distribute substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. The Fund meets the exception under Internal Revenue Code Section 4982(f) and the Fund expects not to be subject to federal excise tax.
Foreign taxes
Gains in certain countries may be subject to foreign taxes at the fund level. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions to shareholders are recorded on the ex-dividend date.
Guarantees and indemnification
In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also under the Trust’s organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
Recent accounting pronouncement
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years, with early adoption permitted. After evaluation, management determined to adopt the ASU effective for the period ended July 31, 2019 and all subsequent periods. To comply with the ASU, management implemented disclosure changes which include removal of the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, removal of the policy for the timing of transfers between levels, removal of the description of the Level 3 valuation processes, as well as modifications to the measurement uncertainty disclosure.
Note 3. Fees and other transactions with affiliates
Management services fees
CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund’s business affairs.
CWAM receives a monthly advisory fee based on the Fund’s daily net assets at the following annual rates:
Average daily net assets	Annual fee rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%
24	Wanger International | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
For the year ended December 31, 2019, the effective investment advisory fee rate was 0.96% of the Fund’s average daily net assets.
Administration fees
CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:
Aggregate average daily net assets of the Trust	Annual fee rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
For the year ended December 31, 2019, the effective administration fee rate was 0.05% of the Fund’s average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Fund.
Compensation of board members
Certain officers and trustees of the Trust are also officers of CWAM or Columbia Management. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM or Columbia Management. The Trust offers a Deferred Compensation Plan (the Deferred Plan) for its independent trustees. Under the Deferred Plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Institutional Class shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the Deferred Plan are payable in accordance with the Deferred Plan.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
For the year ended December 31, 2019, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $420,814 and $1,066,287, respectively. The sale transactions resulted in a net realized gain of $244,720.
Service fees
Pursuant to the Transfer, Dividend Disbursing and Shareholder Servicing Agreement between the Fund and Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, the Fund bears a service fee paid to the Transfer Agent to compensate it for amounts paid to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for various sub-transfer agency and other shareholder services each Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Wanger International | Annual Report 2019	25

Notes to Financial Statements  (continued)
December 31, 2019
Through June 30, 2019, the Transfer Agent had contractually agreed to waive a portion of the service fee payable by the Fund such that the annual service fee paid by the Fund did not exceed 0.03% of the Fund’s average daily net assets.
Distributor
Columbia Management Investment Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, serves as the Fund’s distributor and principal underwriter.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2019, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, trustees’ deferred compensation, derivative investments, foreign currency transactions, and passive foreign investment company (PFIC) holdings. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
474,033	(474,032)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2019			Year Ended December 31, 2018
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
3,644,597	41,528,437	45,173,034	15,604,863	55,457,394	71,062,257
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
8,398,595	15,054,274	—	106,565,630
At December 31, 2019, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
373,629,350	118,264,188	(11,698,558)	106,565,630
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax
26	Wanger International | Annual Report 2019

Notes to Financial Statements  (continued)
December 31, 2019
positions in the Fund for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2019, were $184,818,719 and $248,440,350, respectively. The amount of purchase and sales activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended December 31, 2019.
Note 7. Significant risks
Foreign securities and emerging market countries risk
Investing in foreign securities may involve certain risks not typically associated with investing in U.S. securities, such as increased currency volatility and risks associated with political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, which may result in significant market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may increase these risks and expose the Fund to elevated risks associated with increased inflation, deflation or currency devaluation. To the extent that the Fund concentrates its investment exposure to any one or a few specific countries, the Fund will be particularly susceptible to the risks associated with the conditions, events or other factors impacting those countries or regions and may, therefore, have a greater risk than that of a fund that is more geographically diversified.
Industrials sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the industrials sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events and economic conditions and risks for environmental damage and product liability claims.
Shareholder concentration risk
At December 31, 2019, one unaffiliated shareholder of record owned 18.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 59.8% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a
Wanger International | Annual Report 2019	27

Notes to Financial Statements  (continued)
December 31, 2019
large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Wanger International | Annual Report 2019

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Wanger Advisors Trust and Shareholders of Wanger International
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wanger International (one of the Funds constituting Wanger Advisors Trust, referred to hereafter as the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 21, 2020
We have served as the auditor of one or more investment companies within the Wanger Advisors Trust since 2004.
Wanger International | Annual Report 2019	29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2019.
Dividends received deduction	Capital gain dividend	Foreign taxes paid to foreign countries	Foreign taxes paid per share to foreign countries	Foreign source income	Foreign source income per share
0.52%	$15,863,673	$843,640	$0.05	$10,356,442	$0.57
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
 Board of Trustees and Management of Wanger
Advisors Trust
Each trustee may serve a term of unlimited duration. The Trust’s Bylaws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office and the principal business occupations of each during at least the last five years, and for the trustees, the number of portfolios in the fund complex they oversee and other directorships they hold, are shown below. Each trustee and officer serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the three series of Wanger Advisors Trust.
The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 71 S Wacker Drive, Suite 2500, Chicago, Illinois 60606. The Funds’ Statement of Additional Information includes additional information about the Funds’ trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:
Columbia Wanger Asset Management, LLC
Shareholder Services Group
71 S Wacker Drive, Suite 2500
Chicago, IL 60606
800.922.6769
30	Wanger International | Annual Report 2019

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Laura M. Born, 54, Chair	2007	Adjunct Professor of Finance, University of Chicago Booth School of Business since 2007; Advisory Board Member, Driehaus Capital Management since 2018; Director, Carlson Inc. (private global travel company) since 2015; Managing Director – Investment Banking, JP Morgan Chase & Co. (broker-dealer) 2002-2007.	11	None.
Maureen M. Culhane, 71	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007; Vice President (Consultant) – Strategic Relationship Management, Goldman, Sachs & Co., 1999-2005.	11	None.
Margaret M. Eisen, 66	2002	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (corporate finance and asset management), 2003-2013; Managing Director, CFA Institute, 2005-2008.	11	Chair, RMB Investors Trust (9 series).
Eric A. Feldstein (2), 60	2018	Chief Financial Officer, Health Care Service Corporation (HCSC) since 2016; Executive Vice President, American Express Company, 2010-2016.	11	Board Member, (as HCSC’s delegate), BCS Financial Corporation, 2016-2019; Board Member, Northern Trust Mutual Fund Complex (51 series), 2015-2016.
John C. Heaton, 60	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business since July 2000; Deputy Dean for Faculty, University of Chicago Booth School of Business, 2012-2019.	11	None.
Charles R. Phillips, 63	2015	Retired. Formerly, Vice Chairman, J.P. Morgan Private Bank, 2011-2014; Managing Director, J.P. Morgan Private Bank, 2001-2011.	11	None.
David J. Rudis, 66, Vice Chair	2010	Chief Executive Officer, Finger Rock, LLC (strategic consulting business). Formerly, National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	11	None.
Trustee Emeritus
Name and age at December 31, 2019	Year first appointed or elected to a Board in the Columbia Funds Complex	Principal occupation(s) during the past five years	Number of Funds in the Columbia Funds Complex overseen (1)	Other directorships held by the Trustee during the past five years in addition to Columbia Acorn Trust and Wanger Advisors Trust
Ralph Wanger, 85 (3)	1970 (4)	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992-September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003-September 2005.	11	None.
(1)	The Trustees oversee the series of Wanger Advisors Trust and Columbia Acorn Trust.
Wanger International | Annual Report 2019	31

Board of Trustees and Management of Wanger
Advisors Trust  (continued)

(2)	Mr. Feldstein no longer serves as a trustee of the Trust effective January 1, 2020.
(3)	As permitted under the Trust’s Bylaws, Mr. Wanger serves as a non-voting Trustee Emeritus of Columbia Acorn Trust and Wanger Advisors Trust.
(4)	Dates prior to April 1992 correspond to the date first elected as a director of The Acorn Fund, Inc., the Trust’s predecessor.
Fund officers
Name and age at December 31, 2019	Position held with Columbia Acorn Trust and Wanger Advisors Trust	Year first appointed or elected to office	Principal occupation(s) during the past five years
Michael G. Clarke, 50	Assistant Treasurer	2004	Vice President – Accounting and Tax, Columbia Management Investment Advisers, LLC since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
David L. Frank, 56	Vice President	2014	Portfolio manager and/or analyst, CWAM or its predecessors since 2002.
Paul B. Goucher, 51	Assistant Secretary	2015	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since March 2015.
Tae Han (Simon) Kim, 39	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011.
John Kunka, 49	Treasurer	2006	Vice President, Treasurer and Principal Accounting and Financial Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2014; Treasurer and Chief Financial Officer, CWAM since 2014; Vice President of Accounting and Operations, CWAM since May 2006.
Stephen Kusmierczak, 52	Vice President	2011	Portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Joseph C. LaPalm, 50	Vice President	2006	Chief Compliance Officer, CWAM since 2005.
Ryan C. Larrenaga, 49	Assistant Secretary	2015	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Matthew A. Litfin, 48	Co-President	2019	Director of Research (U.S.) and portfolio manager, CWAM since December 2015; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2016 - 2019; formerly, portfolio manager, William Blair & Company 1993-2015.
Satoshi Matsunaga, 48	Vice President	2015	Portfolio manager and/or analyst, CWAM or its predecessors since 2005.
Thomas P. McGuire, 47	Chief Compliance Officer	2015	Senior Vice President and Chief Compliance Officer of the Columbia Funds since 2012; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Louis J. Mendes III, 55	Co-President	2019	Director of International Research, CWAM, since 2015; Principal Executive Officer, Columbia Acorn Trust and Wanger Advisors Trust since 2019; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, 2003-2019; portfolio manager and/or analyst, CWAM or its predecessors since 2001.
Julian Quero, 52	Assistant Treasurer	2015	Vice President – Tax, Columbia Management Investment Advisers, LLC since 2009.
Martha A. Skinner, 45	Assistant Treasurer	2016	Vice President of Financial Reporting and Administration, Columbia Management since November 2015; Director of Financial Reporting, Columbia Management, April 2013-November 2015.
Richard Watson, 50	Vice President	2018	Portfolio manager and/or analyst, CWAM or its predecessors since 2006.
Linda Roth-Wiszowaty, 50	Secretary	2006	Business support analyst, CWAM since April 2007.
Charles C. Young, 51	Vice President	2018	Portfolio manager and/or analyst, CWAM since 2011; associated with CWAM or its predecessors since 1995.
32	Wanger International | Annual Report 2019

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Wanger International
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For variable fund and variable contract prospectuses, which contain this and other important information, including the fees and expenses imposed under your contract, investors should contact their financial advisor or insurance representative. Read the prospectus for the Fund and your variable contract carefully before investing. Columbia Wanger Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and are managed by Columbia Wanger Asset Management, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2020 Columbia Management Investment Advisers, LLC.
C-1456 AT (02/20)

Item 2. Code of Ethics.

(a)The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)During the period covered by this report, there were not any amendments to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(c)During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party that relates to one or more of the items set forth in paragraph (b) of this Item.

Item 3. Audit Committee Financial Expert.

During the period covered by this report, registrant's Board of Trustees determined that Eric Feldstein, a member of the registrant's Board of Trustees and Audit Committee, qualified as an audit committee financial expert. During the period covered by this report, Mr. Feldstein was an independent trustee, as defined in paragraph (a)(2) of this item's instructions. Mr. Feldstein no longer serves on the registrant's Board of Trustees effective January 1, 2020.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing.

(a)Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31,

2018 are approximately as follows:

2019	2018
$87,000	$95,000

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$7,000	$6,900

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2019 and 2018, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Audit-Related Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c)Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$25,800	$25,400

Tax Fees incurred in both fiscal years 2019 and 2018 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2019 and December 31, 2018, there were no Tax Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d)All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31,

2019 and December 31, 2018 are as follows:

2019	2018
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. Aggregate All Other Fees billed by the registrant's principal accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$225,000	$225,000

In both fiscal years 2019 and 2018, All Other Fees primarily consist of professional services rendered for internal control reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant's Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services") and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee's regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2- 01 of Regulation S-X during both fiscal years ended December 31, 2019 and December 31, 2018 was zero.

(f)Not applicable.

(g)The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 are approximately as follows:

2019	2018
$257,800	$257,300

(h)The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b)Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

(17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust
By (Signature and Title)	/s/ Louis Mendes
Louis Mendes, Co-President and Principal Executive Officer
Date	February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Louis Mendes
Louis Mendes, Co-President and Principal Executive Officer
Date	February 21, 2020
By (Signature and Title)	/s/ John M. Kunka
John M. Kunka, Treasurer and Principal Accounting and Financial Officer
Date	February 21, 2020